SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 24, 2001


             Credit Suisse First Boston Mortgage Securities Corp.
             Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-HE12


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


                  Delaware                                333-49820                            13-3320910
       (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
               Incorporation)                           File Number)
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                               11 Madison Avenue
                           New York, New York 10010
                   (Address of Principal Executive Offices)
-------------------------------------------------------------------------------
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                ----- --------

Item 5.  Other Events.
----     ------------

         On May 24, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, (the "Depositor"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Calmco Servicing L.P., as servicer (the "Servicer"), and U.S. Bank National Association, as trustee (the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-HE12. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of May 1, 2001, by and among the Company, the Seller, the Servicer and the Trustee.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 24, 2001.

                          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.



                           By:  /s/  Kari Roberts
                               Name: Kari Roberts
                               Title: Director

Exhibit Index


Exhibit                                                                   Page

99.1       Pooling and Servicing Agreement dated as of May 1, 2001,        5
           by and among the Company, the Seller, the Servicer and the Trustee.

                        SIDLEY AUSTIN BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599


                                                        June 21, 2001


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


          Re: Credit Suisse First Boston Mortgage Securities Corp., Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-HE12


Ladies and Gentlemen:

         On behalf of Credit Suisse First Boston Mortgage Securities Corp., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for filing of the Pooling and Servicing Agreement in connection with the above-referenced transaction.



                                                   Very truly yours,

                                                   \s\ Eric Offei-Addo
                                                  ---------------------
                                                     Eric Offei-Addo

Enclosure